UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

Progenity, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 200
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 293-2639

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PROG	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2021, Progenity, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (the “Underwriter”) as underwriter in connection with a public offering (the “Public Offering) of an aggregate of (i) 40,000,000 shares of common stock, par value $0.001 (the “Shares”) and (ii) common stock warrants to purchase 40,000,000 shares of common stock (the “Warrants”). Each Share is being sold together with one Warrant to purchase one share of common stock at an effective combined public offering price of $1.00 per share of the common stock and the accompanying warrant, less underwriting discounts and commissions. The Warrants have an exercise price of $1.00 per share, are exercisable immediately, and will expire five years following the date of issuance. In addition, the Company granted the Underwriter a 30-day option to purchase up to 6,000,000 Shares and/or Warrants at the public offering price, less the underwriting discounts and commissions.

The Company expects to receive gross proceeds from the Public Offering of $40 million before deducting underwriting discounts and commissions and other estimated expenses. The closing of the Public Offering is expected to take place on August 24, 2021, subject to customary closing conditions.

The Shares and the Warrants are being offered and sold to the public pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-258301) initially filed with the Securities and Exchange Commission (the “Commission”) on July 30, 2021 and declared effective on August 6, 2021 (the “Registration Statement”). A prospectus supplement relating to the Public Offering was filed with the Commission on August 19, 2021 (the “Prospectus Supplement”).

Pursuant to the Underwriting Agreement, the Company has agreed to pay the Underwriter an underwriting discount equal to 6% of the aggregate gross proceeds raised in the Public Offering. The Company has also agreed to reimburse the Underwriter for certain expenses incurred in connection with the Public Offering.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. In addition, the Company and each of its executive officers and directors have agreed, subject to certain exceptions set forth in the lock-up agreements, not to sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale of, or otherwise dispose of, directly or indirectly, any shares of the Company’s common stock, or any securities convertible into or exercisable or exchangeable for shares of the Company’s common stock, for 90 days from the date of the Prospectus Supplement relating to this offering without the prior written consent of the Underwriter.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and liabilities arising from breaches of representations and warranties contained in the Underwriting Agreement.

The foregoing descriptions of the Underwriting Agreement and the Warrants are qualified in their entirety by reference to the full text of the Underwriting Agreement and the Form of the Warrant which are attached to this Current Report on Form 8-K as Exhibits 1.1 and 4.1, respectively, and incorporated herein by reference in their entirety.

The Company notes that the representations, warranties and covenants made by the Company in any agreement that is filed as an exhibit to any document that is incorporated by reference in the Prospectus Supplement or the accompanying base prospectus were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to or in favor of any stockholder or potential stockholder of the Company other than the parties thereto. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including those relating to the closing of the offering and the possible exercise of the Underwriter’s over-allotment option. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Prospectus Supplement, Annual Report on Form 10-K and in other documents that the Company files from time to time with the Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The Prospectus Supplement relating to the Public Offering was filed with the Commission and is available on the Commission’s web site at http://www.sec.gov. Copies of the Prospectus Supplement may also be obtained from the web site maintained by the Underwriter, and the Underwriter may distribute the Prospectus Supplement electronically.

An opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Shares and the Warrants is filed as Exhibit 5.1.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of August 19, 2021

4.1	Form of Warrant

5.1	Opinion of Gibson, Dunn & Crutcher LLP

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Progenity, Inc.

Date: August 23, 2021	By:	/s/ Harry Stylli, Ph.D.
Harry Stylli, Ph.D. Chairman and Chief Executive Officer